Putnam
Managed
High Yield
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

Dear Fellow Shareholder:

We are pleased to report positive performance for Putnam Managed High Yield Trust for the fiscal year ended May 31, 2003, although the fund lagged both its benchmark index and its Lipper fund category average. The fund was underweighted in several volatile industry sectors, including utilities and technology, which performed well during the second half of the period.

As the turbulence in the high-yield market during the fiscal year's first half gave way to one of the strongest periods for high-yield bonds since the early 1990s, your fund's management team focused on finding higher-yielding bonds in a challenging interest-rate environment, in which bond yields have declined significantly. In the following report, the managers provide a thorough discussion of fund performance and the strategies they pursued, as well as their view of the outlook for the fiscal year that has just begun.

Meanwhile, we would like you to know how much we appreciate your continued confidence in Putnam. No one can say for certain, of course, how long the current strength in the high-yield market will last, but the management team will continue to devote its full attention to maintaining the fund's fine record.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 16, 2003

Report from Fund Management

Fund highlights

 * During the fiscal year ended May 31, 2003, Putnam Managed High Yield Trust had total returns of 8.82% at net asset value (NAV) and 4.15% at market price.

 * Due to its underweight in volatile sectors, such as utilities and technology, the fund underperformed its primary benchmark, the JP Morgan Developed High Yield Index, which returned 11.86% for the period.

 * The fund also underperformed the average return of 11.91% for the Lipper High Current Yield Funds (Closed-End) category. Comparisons in this category can be problematic, however, because it consists of only five funds.

 * The fund's dividend was reduced to $0.06 per share in January 2003. See page 5 for more information.

 * See the Performance Summary on page 7 for complete fund performance, comparative index performance, and Lipper data.

Performance commentary

Over the course of the past 12 months, your fund had positive returns but underperformed on a relative basis, due primarily to the higher percentage of distressed and defaulted bonds in the benchmark index. The fact that the fund is limited to owning no more than 5% in bonds rated below CCC at the time of purchase affected our relative underweighting. Putnam is proposing to increase this limit to 15%, subject to approval by the Trustees. In particular, bonds of many distressed utilities companies were downgraded to junk-bond status and became part of the index. These bonds subsequently experienced dramatic rebounds, boosting the index results. While the fund did participate in some of these gains, we maintained an underweight position because of the high credit risk surrounding these companies. In addition, the ongoing decline in bond yields continued to present a challenge and led to a dividend reduction. This, in turn, reduced demand for the fund and depressed the fund's return at market price.

FUND PROFILE

Putnam Managed High Yield Trust seeks high current income and, as a secondary objective, capital growth, by investing in corporate high-yield bonds. The fund is designed for investors seeking higher fixed-income returns and who are willing to accept the added risks of investing in below-investment-grade securities.


Market overview

The first half of your fund's fiscal year occurred during a precipitous market decline, caused by a weakening economy, geopolitical turmoil, and allegations of corporate malfeasance, among other factors. These sharp declines were followed in the second half of the year by one of the strongest-performing periods for high-yield bonds since the early 1990s.

Performance in the high-yield market turned around in mid October 2002, a few weeks before the midpoint of the fund's fiscal year. As yields on Treasuries and money market securities reached historic lows by early October (they have since dropped even lower), investors who sought higher yields became more willing to take on additional risk to attain them. With encouragement from improved economic forecasts for 2003, investors moved out of Treasuries in mid October and a strong high-yield rally commenced.

In early 2003, investors remained nervous about the prospects of war with Iraq and the strength of the U.S. economy, but their demand for higher income than Treasuries could provide continued to bolster the high-yield market. When the war ended quickly, investors looked more closely at the economic fundamentals and technical factors in the high-yield market and realized that a supportive environment was in place. The decline in the rate of corporate defaults (which peaked in early 2002) has been of particular importance, as investors may perceive that lower default rates are an indication of reduced risk in the market going forward. Also, widespread efforts by companies to improve their balance sheets has been perceived as a harbinger of improving credit quality over the next few years.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield bonds)                 11.86%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable U.S. bonds)                        11.58%
-------------------------------------------------------------------------------
Lehman GNMA Index (mortgage-backed securities)                           6.13%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                           10.36%

-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      -8.06%
-------------------------------------------------------------------------------
Russell 2000 Index (small- and midsize-company stocks)                  -8.18%
-------------------------------------------------------------------------------
MSCI EAFE (international stocks)                                       -12.30%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 5/31/03.
-------------------------------------------------------------------------------

Strategy overview

After maintaining a defensive posture in the first several months of the year, we began increasing the fund's weightings in higher-yielding bonds during September's market lows, when there were many bargains to be found. As the market strengthened, we continued to seek ways to increase yield
-- primarily by considering bonds that offered greater income in exchange for lower credit quality. At the same time, we tried to be selective, carefully analyzing these lower-rated issues in the face of an economy that was still struggling.

Call risk became a significant factor during the second half of the period. High-yield bonds typically are issued with a call feature. This provision allows an issuer to "call" -- or redeem -- the bond from the bondholder after a specified date (usually four to five years from the date of issuance). Calling the bond allows the issuer to refinance the debt at a lower rate. Obviously, when a bond is called, the bondholder (in this case, your fund) no longer receives the interest income. However, in some cases the bond is called at a significant premium, which is beneficial to the fund. The challenge in a declining-rate environment is to find new bonds that offer as high a level of income as possible without incurring an unnecessary amount of credit risk.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                 as of 11/30/02         as of 5/31/03

Utilities and power                   3.1%                   6.7%

Chemicals                             5.6%                   5.6%

Gaming and lottery                    5.9%                   5.6%

Telecommunications                    4.9%                   5.4%

Oil and gas                           4.4%                   5.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Industry weightings will vary over time.



How fund holdings and sector allocations affected performance

Several of the larger holdings in the portfolio performed well during the period and contributed to the fund's solid returns. Nextel and Echostar were among the strongest performers, as the wireless communications and broadcasting industries have been strengthening and these companies -- Nextel in particular -- have been reducing debt and seeing large price increases for their bonds. Nextel operates a large wireless telecommunications network with a unique and successful walkie-talkie feature. The wireless sector has been one of the strongest-performing sectors for the fund, though we believe that the greater portion of the returns from some of these holdings may be behind us. Consequently, we have pared down our exposure to Nextel, one of the fund's strongest-performing holdings over the period, as its bond prices have increased. Vivendi Universal, a France-based media and communications conglomerate, performed strongly, as did DirecTV, another satellite broadcasting firm (Vivendi was sold at a profit shortly before the end of the fund's fiscal year). In broadcasting, Paxson Communications Corp. has also performed well. Paxson owns and operates 63 television stations, as well as the PAX TV cable network, which provides family entertainment programming.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 PSF Group Holdings, Inc. 144A Class A
   Common stock
   Consumer staples

 2 HYDI Credit Linked Note (issued by JPMorgan)
   8%, 2008
   Asset-backed securities

 3 CSC Holdings, Inc.
   Series M, $11.125 cum. pfd.
   Cable television

 4 HMH Properties, Inc.
   Company guaranty, Series B, 7.875%, 2008
   Lodging/tourism

 5 PRIMEDIA, Inc.
   Company guaranty, 8.875%, 2011
   Publishing

 6 Qwest Services Corp. 144A
   Notes, 13.5%, 2010
   Communication services

 7 Qwest Corp. 144A
   Notes 8.875%, 2012
   Communication services

 8 Six Flags, Inc.
   Senior notes 8.875%, 2010
   Entertainment

 9 Telus Corp. (Canada)
   Notes, 8%, 2011
   Communication services

10 Paxson Communications Corp.
   13.25% cum. pfd.
   Broadcasting

Footnote reads:
Holdings represent 9.0% of net assets.


The fund's holdings of AK Steel Corp. and Collins and Aikman Corp. bonds detracted from performance during the period. AK Steel Corp, an Ohio-based steel manufacturer, had disappointing first-quarter 2003 financial results, primarily due to weak demand in the appliance, construction, and manufacturing markets. Collins and Aikman, a manufacturer of auto and truck parts, severely underperformed earnings expectations in the first quarter of 2003, incurring a loss. The company attributed the first-quarter disappointment to manufacturing problems. Finally, HealthSouth, which owns and operates a chain of rehabilitation, diagnostic imaging, and outpatient surgery centers, experienced significant losses due to charges of accounting fraud over several years. The fund still owns AK Steel, Collins and Aikman, and HealthSouth, as we believe the bonds still offer attractive return potential. Of course, we will continue to evaluate the holdings and make changes if we believe it is necessary. The fund was underweighted in technology and utility bonds, both of which performed well in the second half of the fiscal year, so this positioning hurt the fund's relative performance.

The oil and gas sector produced solid returns for the fund during the period, as energy prices generally remained elevated due to uncertainties surrounding the war in Iraq and a longer and colder than normal winter in the northeastern United States.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Effective with the January distribution, the fund's monthly dividend was reduced to $0.06 per share, reflecting a decline in the portfolio's income stream. Bond yields in virtually all sectors have fallen substantially over the past several years. As older bonds in the portfolio have matured or been called, the assets have been reinvested at lower current rates. This has reduced the income generated by the portfolio and necessitated the reduction.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income High-Yield Team. The members of this team are Stephen Peacher (Portfolio Leader), Norm Boucher (Portfolio Member), Paul Scanlon (Portfolio Member), Rosemary Thomsen (Portfolio Member), Jeffrey Kaufman, Geoffrey Kelley, Neil Reiner, and Joseph Towell.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The strong returns in the high-yield bond market since mid-October 2002 have caused us to temper our enthusiasm for the sector somewhat as it is unlikely that the market can continue to produce such results. However, our outlook for the longer term remains positive. We believe there is evidence that supports a strengthening economy, low inflation, and sustained demand for higher-yielding fixed-income investments. On the economic front, we are seeing substantial fiscal and monetary stimulus. Major factors included the recent tax cut (as well as reduction in 2001), a weakened dollar, historically low interest rates, and a commitment by the Federal Reserve Board to keep long-term interest rates low by buying longer-maturity Treasury bonds on the open market. All of these factors, we believe, should provide the U.S. economy with the fuel it needs to continue expanding. Moreover, we believe that market-specific trends continue to be positive, namely declining default rates and improving corporate balance sheets.

While we are optimistic about the high-yield market for the next several years, we know the market will experience short-term fluctuations. As such, we will seek to maintain diversification among industry sectors and individual holdings, and we will focus on reducing risk where possible.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.

Performance summary

This section provides information about your fund's performance during its fiscal year, which ended May 31, 2003. We also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, market price and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

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TOTAL RETURN FOR PERIODS ENDED 5/31/03
-------------------------------------------------------------------------------
                                                JP Morgan         Lipper High
                                         CSFB   Developed       Current Yield
                          Market   High Yield  High Yield  Funds (Closed-End)
                  NAV      price        Index      Index*   category average+
-------------------------------------------------------------------------------
1 year           8.82%      4.15%       13.26%      11.86%              11.91%
-------------------------------------------------------------------------------
5 years         -4.18      -1.35        17.62       14.31                3.57
-------------------------------------------------------------------------------
Annual average  -0.85      -0.27         3.30        2.71                0.61
-------------------------------------------------------------------------------
Life of fund
(since 6/25/93) 63.48      62.99        92.80          --               80.80
-------------------------------------------------------------------------------
Annual average   5.07       5.04         6.84          --                6.03
-------------------------------------------------------------------------------

* Putnam Management has recently undertaken a review of the fund's benchmark. This index replaces the CSFB High Yield Index as a performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund. The JP Morgan index's inception date was 12/31/94.

+ Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and life-of-fund periods ended 5/31/03, there were 5, 4, and 3 funds, respectively, in this Lipper category.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)
-------------------------------------------------------------------------------
                     NAV  Market price
-------------------------------------------------------------------------------
1 year             17.63%        19.73%
-------------------------------------------------------------------------------
5 years            -1.53         -1.10
Annual average     -0.31         -0.22
-------------------------------------------------------------------------------
10 years           68.12         62.62
Annual average      5.33          4.98
-------------------------------------------------------------------------------
Annual average
Life of fund
(since 6/25/93)     5.33          4.98
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/03
-------------------------------------------------------------------------------
Putnam Managed High Yield Trust
-------------------------------------------------------------------------------
Distributions (number)                                 12
-------------------------------------------------------------------------------
Income 1                                              $0.7622
-------------------------------------------------------------------------------
Capital gains 1                                        --
-------------------------------------------------------------------------------
Return of capital 2                                   $0.0138
-------------------------------------------------------------------------------
Total                                                 $0.7760
-------------------------------------------------------------------------------
Share value:                                            NAV       Market price
-------------------------------------------------------------------------------
5/31/02                                                $8.50         $9.48
-------------------------------------------------------------------------------
5/31/03                                                 8.45          9.02
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate 3                                 8.52%         7.98%
-------------------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 See page 43 for details.

 3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield debt securities from developed countries.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman GNMA Index is an unmanaged index of GNMA securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends within a category and are based on results at net asset value.

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor website, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's website, www.sec.gov.

A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings ---- from dividends and interest income ---- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings ---- as well as any unrealized gains or losses over the period ---- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants

The Board of Trustees and Shareholders of
Putnam Managed High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Managed High Yield Trust, including the fund's portfolio, as of May 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 2000 were audited by other auditors whose report dated July 11, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed High Yield Trust as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
July 2, 2003



The fund's portfolio
May 31, 2003

Corporate bonds and notes (87.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
      $196,618 Interact Operating Co. notes 14s,
               2003 (In default) (NON) (PIK)                               $20
       100,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                            104,250
                                                                  ------------
                                                                       104,270

Automotive (1.5%)
-------------------------------------------------------------------------------
        45,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                     49,050
       180,000 Collins & Aikman Products, Inc.
               company guaranty 11 1/2s, 2006                          118,800
       145,000 Collins & Aikman Products, Inc.
               company guaranty 10 3/4s, 2011                          125,425
        35,000 Dana Corp. notes 10 1/8s, 2010                           38,150
       170,000 Dana Corp. notes 9s, 2011                               177,225
EUR     15,000 Dana Corp. notes 9s, 2011                                17,905
       $15,000 Dana Corp. notes 7s, 2029                                12,675
        35,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                               22,050
        55,000 Delco Remy International, Inc.
               company guaranty 10 5/8s, 2006                           35,750
       150,000 Dura Operating Corp. company
               guaranty Ser. D, 9s, 2009                               132,750
       150,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                             167,250
EUR     30,000 Lear Corp. sr. notes 8 1/8s, 2008                        37,882
       $30,000 Tenneco Automotive, Inc. company
               guaranty Ser. B, 11 5/8s, 2009                           26,850
                                                                  ------------
                                                                       961,762

Basic Materials (10.2%)
-------------------------------------------------------------------------------
       185,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                                205,350
       205,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                            162,975
       180,000 Appleton Papers, Inc. company
               guaranty Ser. B, 12 1/2s, 2008                          202,500
        80,000 Armco, Inc. sr. notes 8 7/8s, 2008                       64,400
       130,000 Avecia Group PLC company guaranty
               11s, 2009 (United Kingdom)                              114,400
       105,000 Better Minerals & Aggregates Co.
               company guaranty 13s, 2009                               71,400
       100,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                      111,000
       148,688 Doe Run Resources Corp. company
               guaranty Ser. A1, 11 3/4s, 2008
               (acquired various dates from
               7/27/01 to 4/1/03, cost $95,137)
               (RES) (PIK)                                              59,475
        35,000 Equistar Chemicals LP notes 6 1/2s,
               2006                                                     33,250
        35,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                     33,250
       260,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                           263,900
        60,000 Equistar Chemicals LP/Equistar
               Funding Corp. 144A sr. notes
               10 5/8s, 2011                                            60,900
        45,000 Four M Corp. sr. notes Ser. B, 12s,
               2006                                                     45,900
        75,000 Georgia-Pacific Corp. debs. 9 1/2s,
               2011                                                     77,625
        45,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                     40,950
        55,000 Georgia-Pacific Corp. notes 8 1/8s,
               2011                                                     53,350
        25,000 Georgia-Pacific Corp. notes 7 1/2s,
               2006                                                     24,875
       135,000 Georgia-Pacific Corp. 144A sr. notes
               8 7/8s, 2010                                            140,400
       330,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                           379,500
        67,581 Huntsman Corp. bank term loan FRN
               Ser. A, 6.129s, 2007  (acquired
               various dates from 6/10/02 to
               7/17/02, cost 58,035) (RES)                              60,710
        32,419 Huntsman Corp. bank term loan FRN
               Ser. B, 8 1/8s, 2007  (acquired
               various dates from 6/10/02 to
               7/17/02, cost $27,840) (RES)                             29,123
       180,000 Huntsman ICI Chemicals, Inc. company
               guaranty 10 1/8s, 2009                                  170,550
       250,000 Huntsman ICI Holdings sr. disc.
               notes zero %, 2009                                       95,000
EUR     90,000 Huntsman International, LLC sr. sub.
               notes Ser. EXCH, 10 1/8s, 2009                           93,668
      $108,000 IMC Global, Inc. company guaranty
               Ser. B, 10 7/8s, 2008                                   119,880
       230,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                   250,700
        40,000 ISP Holdings, Inc. sec. sr. notes
               Ser. B, 10 5/8s, 2009                                    41,200
        10,000 Kaiser Aluminum & Chemical Corp. sr.
               notes Ser. B, 10 7/8s, 2006  (In
               default) (NON)                                            7,000
       305,000 Kaiser Aluminum & Chemical Corp. sr.
               sub. notes 12 3/4s, 2003  (In
               default) (NON)                                           18,300
        70,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                             78,750
        55,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     55,825
        20,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                    19,200
       140,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                            137,550
        85,000 Lyondell Chemical Co. sr. sub. notes
               10 7/8s, 2009                                            79,475
       140,000 Lyondell Chemical Co. 144A sec.
               notes 9 1/2s, 2008                                      134,400
EUR     10,000 MDP Acquisitions PLC sr. notes
               10 1/8s, 2012 (Ireland)                                  12,566
       $80,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                   86,100
        53,926 MDP Acquisitions PLC sub. notes
               15 1/2s, 2013 (Ireland) (PIK)                            61,206
        30,000 MDP Acquisitions PLC 144A sr. notes
               9 5/8s, 2012 (Ireland)                                   32,288
       210,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                   226,800
        35,000 Millennium America, Inc. 144A sr.
               notes 9 1/4s, 2008                                       37,800
        90,000 Noveon International company
               guaranty Ser. B, 11s, 2011                              100,800
       135,000 OM Group, Inc. company guaranty
               9 1/4s, 2011                                            117,450
        70,000 Oregon Steel Mills, Inc. company
               guaranty 10s, 2009                                       63,000
       125,000 Pacifica Papers, Inc. sr. notes 10s,
               2009 (Canada)                                           131,250
        31,547 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                       27,130
        70,155 Pioneer Cos., Inc. sec. FRN 4.79s,
               2006                                                     59,281
       145,000 Potlatch Corp. company guaranty 10s,
               2011                                                    156,963
        55,000 Resolution Performance Products, LLC
               144A sr. notes 9 1/2s, 2010                              55,000
         5,000 Rhodia SA 144A sr. sub. notes
               8 7/8s, 2011 (France)                                     5,013
       370,000 Riverwood International Corp.
               company guaranty 10 7/8s, 2008                          380,638
       125,000 Royster-Clark, Inc. 1st mtge.
               10 1/4s, 2009                                           101,250
       110,000 Salt Holdings Corp. 144A sr. disc.
               notes stepped-coupon zero %  (12s,
               6/1/06), 2013 (STP)                                      61,600
        70,000 Salt Holdings Corp. 144A sr. notes
               stepped-coupon zero %  (12 3/4s,
               12/15/07), 2012 (STP)                                    47,600
         5,000 Smurfit-Stone Container Corp.
               company guaranty 8 1/4s, 2012                             5,225
       135,000 Solutia, Inc. company guaranty
               11 1/4s, 2009                                           108,000
       105,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                   108,150
        25,566 Sterling Chemicals, Inc. sec. notes
               10s, 2007                                                22,882
        40,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                             43,400
       140,000 Stone Container Corp. sr. notes
               9 1/4s, 2008                                            150,500
       140,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                            146,650
       110,000 Stone Container Corp. 144A company
               guaranty 11 1/2s, 2006 (Canada)                         117,150
        50,000 Tembec Industries, Inc. company
               guaranty 8 5/8s, 2009 (Canada)                           49,500
       135,000 Tembec Industries, Inc. company
               guaranty 8 1/2s, 2011 (Canada)                          133,650
        60,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                           57,000
        40,000 Texas Petrochemical Corp. sr. sub.
               notes Ser. B, 11 1/8s, 2006                              13,600
       125,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                           120,156
        90,000 WCI Steel, Inc. sr. notes Ser. B,
               10s, 2004                                                24,300
        11,000 Weirton Steel Corp. sr. notes 10s,
               2008 (In default) (NON)                                   1,100
       120,000 Wheeling-Pittsburgh Steel Corp. sr.
               notes 9 1/4s, 2007 (In default)
               (NON)                                                       600
        80,000 WHX Corp. sr. notes 10 1/2s, 2005                        68,000
                                                                  ------------
                                                                     6,470,329

Beverage (0.1%)
-------------------------------------------------------------------------------
        30,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    31,313
        45,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               47,138
                                                                  ------------
                                                                        78,451

Broadcasting (3.1%)
-------------------------------------------------------------------------------
         4,000 Acme Communications, Inc. sr. disc.
               notes Ser. B, 12s, 2005                                   4,090
       210,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009  (United Kingdom)                 231,000
       220,000 DirecTV Holdings, LLC 144A sr. notes
               8 3/8s, 2013                                            243,650
       440,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                    14,300
        35,000 Echostar DBS Corp. sr. notes 9 3/8s,
               2009                                                     37,494
        80,000 Echostar DBS Corp. sr. notes 9 1/8s,
               2009                                                     89,000
        15,000 Emmis Communications Corp. sr. disc.
               notes stepped-coupon zero %
               (12 1/2s, 3/15/06), 2011 (STP)                           12,975
        10,000 Granite Broadcasting Corp. sr. sub.
               notes 10 3/8s, 2005                                       9,950
       115,000 Granite Broadcasting Corp. sr. sub.
               notes 9 3/8s, 2005                                      112,844
       145,000 Granite Broadcasting Corp. sr. sub.
               notes 8 7/8s, 2008                                      139,200
        55,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                    59,675
         5,000 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                                3,950
        70,000 LIN Television Corp. company
               guaranty 8 3/8s, 2008                                    73,063
        40,000 LIN Television Corp. company
               guaranty 8s, 2008                                        42,800
        30,000 LIN Television Corp. 144A sr. sub.
               notes 6 1/2s, 2013                                       30,000
        70,000 Pegasus Satellite sr. notes 12 3/8s,
               2006                                                     63,700
       350,375 Quorum Broadcast Holdings, LLC notes
               stepped-coupon zero %  (15s,
               5/15/06), 2009 (STP)                                    245,263
        52,000 RCN Corp. sr. disc. notes Ser. B,
               zero %, 2008                                             19,500
        60,000 Sinclair Broadcast Group, Inc.
               company guaranty 8 3/4s, 2011                            64,950
        30,000 Sinclair Broadcast Group, Inc. 144A
               company guaranty 8s, 2012                                31,763
       381,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                      398,145
        21,000 Young Broadcasting, Inc. company
               guaranty Ser. B, 8 3/4s, 2007                            21,105
                                                                  ------------
                                                                     1,948,417

Building Materials (0.6%)
-------------------------------------------------------------------------------
        55,000 Atrium Cos., Inc. company guaranty
               Ser. B, 10 1/2s, 2009                                    58,438
        60,000 Building Materials Corp. company
               guaranty 8s, 2008                                        53,400
        95,000 Dayton Superior Corp. company
               guaranty 13s, 2009                                       81,225
        90,000 Nortek, Inc. sr. notes Ser. B,
               8 7/8s, 2008                                             93,375
        10,000 Nortek, Inc. sr. sub. notes Ser. B,
               9 7/8s, 2011                                             10,475
        60,000 Nortek, Inc. 144A sr. notes Ser. B,
               9 1/8s, 2007                                             62,400
         5,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                            1,925
       120,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                           46,200
                                                                  ------------
                                                                       407,438
Cable Television (2.1%)
-------------------------------------------------------------------------------
        10,000 Adelphia Communications Corp. notes
               Ser. B, 9 7/8s, 2005 (In default)
               (NON)                                                     5,500
        20,000 Adelphia Communications Corp. sr.
               notes 10 7/8s, 2010 (In default)
               (NON)                                                    11,100
        90,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2011 (In default)
               (NON)                                                    49,950
         5,000 Adelphia Communications Corp. sr.
               notes 10 1/4s, 2006 (In default)
               (NON)                                                     2,750
         5,000 Adelphia Communications Corp. sr.
               notes 9 3/8s, 2009 (In default)
               (NON)                                                     2,825
        40,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007  (In
               default) (NON)                                           22,000
         9,407 Australis Media, Ltd. sr. disc.
               notes 15 3/4s, 2003 (Australia)  (In
               default) (NON) (DEF)                                          1
        70,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                     30,800
        35,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                     16,275
        55,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               1/15/05), 2010 (STP)                                     30,250
       140,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (9.92s,
               4/1/04), 2011 (STP)                                      86,800
       290,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                           211,700
       200,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                           146,000
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 1/4s, 2010                                            53,625
       110,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                     79,200
        75,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                     54,000
        50,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 5/8s,
               2009                                                     36,000
        20,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  8 1/4s,
               2007                                                     14,600
       165,000 CSC Holdings, Inc. sr. notes 7 7/8s,
               2007                                                    169,538
        55,000 Insight Midwest LP/Insight Capital,
               Inc. sr. notes 10 1/2s, 2010                             59,400
        90,000 Olympus Cable bank term loan FRN
               Ser. B, 6 1/4s, 2010  (acquired
               6/20/02, cost $78,435) (RES)                             79,470
        20,000 Rogers Cablesystems, Ltd. sr. notes
               Ser. B, 10s, 2005 (Canada)                               21,400
       320,000 TeleWest Communications PLC debs.
               11s, 2007 (United Kingdom)  (In
               default) (NON)                                           94,400
       146,000 United Pan-Europe NV sr. disc. notes
               12 1/2s, 2009 (Netherlands)  (In
               default) (NON)                                           18,615
       240,000 United Pan-Europe NV sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               2/1/05), 2010 (Netherlands) (In
               default) (NON) (STP)                                     30,000
        20,000 United Pan-Europe NV 144A bonds
               10 7/8s, 2009 (Netherlands)  (In
               default) (NON)                                            4,100
                                                                  ------------
                                                                     1,330,299

Capital Goods (9.1%)
-------------------------------------------------------------------------------
        40,000 Advanced Glass Fiber Yarns bank term
               loan FRN Ser. A, 6 3/4s, 2004
               (acquired 9/12/02, cost $28,000)
               (RES)                                                    24,000
        50,000 Advanced Glass Fiber Yarns sr. sub.
               notes 9 7/8s, 2009 (In default)
               (NON)                                                     2,500
       155,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                            151,900
        75,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 7/8s,
               2008                                                     80,063
       240,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 8 1/2s,
               2008                                                    253,800
       330,000 Allied Waste North America, Inc.
               company guaranty Ser. B, 7 5/8s,
               2006                                                    339,075
       195,000 Allied Waste North America, Inc.
               144A company guaranty 9 1/4s, 2012                      209,138
        40,000 Applied Extrusion Technologies, Inc.
               company guaranty Ser. B,  10 3/4s,
               2011                                                     29,200
       360,000 Argo-Tech Corp. company guaranty
               8 5/8s, 2007                                            327,600
        80,000 Argo-Tech Corp. company guaranty
               Ser. D, 8 5/8s, 2007                                     72,800
         5,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                      3,600
       230,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                        166,750
        35,000 Berry Plastics Corp. company
               guaranty 10 3/4s, 2012                                   38,150
       210,000 Blount, Inc. company guaranty 13s,
               2009                                                    163,800
       150,000 Blount, Inc. company guaranty 7s,
               2005                                                    139,500
        60,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                         54,900
       100,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                       96,000
EUR     45,000 BSN Financing Co. SA company
               guaranty Ser. EUR, 10 1/4s,  2009
               (Luxembourg)                                             51,332
       $75,000 Crown Holdings SA 144A sec. notes
               10 7/8s, 2013 (France)                                   79,125
       240,000 Crown Holdings SA 144A sec. notes
               9 1/2s, 2011 (France)                                   250,200
       240,000 Decrane Aircraft Holdings Co.
               company guaranty Ser. B, 12s, 2008                      108,000
       105,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                            109,725
       175,000 FIMEP SA 144A sr. notes 10 1/2s,
               2013 (France)                                           191,625
        88,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                           101,200
        15,000 Fonda Group, Inc. sr. sub. notes
               Ser. B, 9 1/2s, 2007                                      7,350
        25,000 Hexcel Corp. sr. sub. notes 9 3/4s,
               2009                                                     24,188
        90,000 High Voltage Engineering Corp. sr.
               notes 10 3/4s, 2004                                      14,400
       180,000 Insilco Holding Co. sr. disc. notes
               stepped-coupon zero % (14s,
               8/15/03),  2008 (In default) (NON)
               (STP)                                                     3,600
EUR     50,000 Invensys, PLC sr. unsub. notes
               5 1/2s, 2005 (United Kingdom)                            51,097
       $80,000 Jordan Industries, Inc. sr. notes
               Ser. D, 10 3/8s, 2007                                    33,600
        65,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 5/8s, 2010                                     69,713
        30,000 K&F Industries, Inc. sr. sub. notes
               Ser. B, 9 1/4s, 2007                                     31,388
       200,000 L-3 Communications Corp. sr. sub.
               notes 8 1/2s, 2008                                      208,500
       125,000 Laidlaw International, Inc. 144A sr.
               notes 10 3/4s, 2011                                     125,625
        75,000 Laidlaw, Inc. debs. 8 3/4s, 2025
               (Canada) (In default) (NON)                              37,406
        20,000 Laidlaw, Inc. debs. 8 1/4s, 2023
               (Canada) (In default) (NON)                              10,175
       190,000 Laidlaw, Inc. notes 7.65s, 2006
               (Canada) (In default) (NON)                              96,188
        50,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                   55,125
EUR     25,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                   30,870
      $200,000 Motors and Gears, Inc. sr. notes
               Ser. D, 10 3/4s, 2006                                   174,000
       245,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                   259,700
       130,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                            138,288
        95,000 Owens-Brockway Glass 144A sr. notes
               8 1/4s, 2013                                             95,950
        90,000 Owens-Brockway Glass 144A sr. sec.
               notes 7 3/4s, 2011                                       92,025
        75,000 Oxford Industries Inc. 144A sr.
               notes 8 7/8s, 2011                                       75,375
        35,000 Pliant Corp. company guaranty 13s,
               2010                                                     32,200
        90,000 Pliant Corp. 144A sec. notes
               11 1/8s, 2009                                            92,700
       130,000 Roller Bearing Company of America
               company guaranty Ser. B,
               9 5/8s, 2007                                            110,500
       250,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                            262,500
        40,000 Siebe PLC 144A notes 7 1/8s, 2007
               (United Kingdom)                                         33,400
        35,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                    26,425
        40,000 Sweetheart Cup Co. company guaranty
               12s, 2004                                                34,800
       205,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                   200,388
        35,000 Terex Corp. company guaranty 8 7/8s,
               2008                                                     35,525
       175,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                           186,375
        60,000 Trimas Corp. company guaranty
               9 7/8s, 2012                                             60,600
        45,000 Trimas Corp. 144A company guaranty
               9 7/8s, 2012                                             45,450
                                                                  ------------
                                                                     5,799,409
Commercial and Consumer Services (0.5%)
-------------------------------------------------------------------------------
       190,000 Coinmach Corp. sr. notes 9s, 2010                       200,925
       200,467 Derby Cycle Corp. (The) sr. notes
               10s, 2008 (In default) (NON)                             11,026
EUR    107,751 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008 (In default) (NON)                           3,563
      $115,000 IESI Corp. company guaranty 10 1/4s,
               2012                                                    118,450
       110,000 Outsourcing Solutions, Inc. sr. sub.
               notes Ser. B, 11s, 2006 (In default)
               (NON)                                                     1,100
                                                                  ------------
                                                                       335,064
Communication Services (7.6%)
-------------------------------------------------------------------------------
        40,000 Airgate PCS, Inc. sr. sub. notes
               stepped-coupon zero %
               (13 1/2s, 10/1/04), 2009 (STP)                           18,400
       120,000 Alamosa Delaware, Inc. company
               guaranty 13 5/8s, 2011                                   91,200
        50,000 Alamosa Delaware, Inc. company
               guaranty 12 1/2s, 2011                                   36,750
       160,000 Alamosa PCS Holdings, Inc. company
               guaranty stepped-coupon zero %
               (12 7/8s, 2/15/05), 2010 (STP)                           85,600
       200,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                    75,000
        90,000 American Tower Corp. sr. notes
               9 3/8s, 2009                                             88,650
       170,000 American Tower Escrow Corp. 144A
               disc. notes zero %, 2008                                106,250
       100,000 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda)  (In
               default) (NON)                                           13,000
       318,870 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON)                          6,377
        10,000 Colt Telecommunications Group PLC
               sr. disc. notes 12s, 2006  (United
               Kingdom)                                                  9,800
        80,000 Crown Castle International Corp. sr.
               disc. notes stepped-coupon  zero %
               (10 3/8s, 5/15/04), 2011 (STP)                           72,000
       145,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                      145,000
        50,000 Crown Castle International Corp. sr.
               notes 9s, 2011                                           49,500
       150,000 Dobson/Sygnet Communications, Inc.
               sr. notes 12 1/4s, 2008                                 156,000
        65,000 Fairpoint Communications Inc. sr.
               sub. notes 12 1/2s, 2010                                 66,300
       200,000 Firstworld Communication Corp. sr.
               disc. notes zero %, 2008  (In
               default) (NON)                                               20
        28,524 Globix Corp. company guaranty 11s,
               2008 (PIK)                                               21,393
        20,000 Horizon PCS, Inc. company guaranty
               13 3/4s, 2011                                             2,400
       200,000 iPCS, Inc. sr. disc. notes
               stepped-coupon zero % (14s,
               7/15/05), 2010  (In default) (NON)
               (STP)                                                    12,000
        93,000 IWO Holdings, Inc. company guaranty
               14s, 2011                                                17,670
        80,000 Leap Wireless International, Inc.
               company guaranty 12 1/2s, 2010  (In
               default) (NON)                                           10,400
        90,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                      85,950
        35,000 MCI Communications Corp. debs.
               7 3/4s, 2025 (In default) (NON)                          27,125
        35,000 MCI Communications Corp. debs.
               7 3/4s, 2024 (In default) (NON)                          27,125
        40,000 Metrocall, Inc. sr. sub. notes
               9 3/4s, 2007 (In default) (NON)                             800
       200,000 Metromedia Fiber Network, Inc. sr.
               notes Ser. B, 10s, 2008 (In default)
               (NON)                                                    10,000
       133,000 Millicom International Cellular SA
               144A sr. notes 11s, 2006
               (Luxembourg)                                            125,020
        76,000 Nextel Communications, Inc. bank
               term loan FRN Ser. A, 2.564s, 2007
               (acquired 11/20/02, cost $68,685)
               (RES)                                                    72,248
         5,000 Nextel Communications, Inc. sr.
               disc. notes 9.95s, 2008                                   5,225
        70,000 Nextel Communications, Inc. sr.
               notes 9 1/2s, 2011                                       76,300
       340,000 Nextel Communications, Inc. sr.
               notes 9 3/8s, 2009                                      364,650
       190,000 Nextel Partners, Inc. sr. disc.
               notes stepped-coupon zero %  (14s,
               2/1/04), 2009 (STP)                                     192,375
        80,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                            89,200
       115,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                    123,625
        90,000 Nextel Partners, Inc. sr. notes 11s,
               2010                                                     96,750
       200,000 Orbital Imaging Corp. sr. notes
               Ser. B, 11 5/8s, 2005 (In default)
               (NON)                                                    50,000
        85,000 PanAmSat Corp. company guaranty
               8 1/2s, 2012                                             90,950
        30,000 Qwest Capital Funding, Inc. company
               guaranty 7 3/4s, 2006                                    27,150
       410,000 Qwest Corp. 144A notes 8 7/8s, 2012                     461,250
       425,000 Qwest Services Corp. 144A notes
               13 1/2s, 2010                                           483,438
        10,000 Rogers Cantel, Ltd. debs. 9 3/8s,
               2008 (Canada)                                            10,450
       115,000 Rogers Cantel, Ltd. sr. sub. notes
               8.8s, 2007 (Canada)                                     116,725
        40,000 Rogers Wireless, Inc. sec. notes
               9 5/8s, 2011 (Canada)                                    44,400
        80,000 SBA Communications Corp. sr. disc.
               notes 12s, 2008                                          74,000
        85,000 SBA Communications Corp. sr. notes
               10 1/4s, 2009                                            70,125
        28,000 Telecorp PCS, Inc. company guaranty
               10 5/8s, 2010                                            33,320
        13,000 Telecorp PCS, Inc. company guaranty
               stepped-coupon zero %  (11 5/8s,
               4/15/04), 2009 (STP)                                     13,358
       360,000 Telus Corp. notes 8s, 2011 (Canada)                     412,650
        40,000 Time Warner Telecom, Inc. sr. notes
               10 1/8s, 2011                                            35,200
        90,000 Time Warner Telecom, Inc. sr. notes
               9 3/4s, 2008                                             79,200
       135,000 Triton PCS, Inc. company guaranty
               11s, 2008                                               143,100
        35,000 Triton PCS, Inc. 144A sr. notes
               8 1/2s, 2013                                             35,000
        90,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                     87,300
        87,000 UbiquiTel Operating Co. 144A company
               guaranty stepped-coupon  zero %
               (14s, 4/15/05), 2010 (STP)                               40,890
       225,000 US UnWired, Inc. company guaranty
               stepped-coupon Ser. B, zero %
               (13 3/8s, 11/1/04), 2009 (STP)                           81,000
        75,000 US West Capital Funding, Inc.
               company guaranty 6 1/4s, 2005                            69,563
                                                                  ------------
                                                                     4,839,172

Conglomerates (1.0%)
-------------------------------------------------------------------------------
        55,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011 (Luxembourg)                       56,238
       320,000 Tyco International Group SA company
               guaranty 6 3/8s, 2006  (Luxembourg)                     329,600
        40,000 Tyco International Group SA company
               guaranty 6 3/8s, 2005  (Luxembourg)                      41,300
       215,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                               215,538
                                                                  ------------
                                                                       642,676

Consumer (1.0%)
-------------------------------------------------------------------------------
       200,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                  210,000
       100,000 Jostens, Inc. sr. sub. notes
               12 3/4s, 2010                                           117,000
       300,000 Samsonite Corp. sr. sub. notes
               10 3/4s, 2008                                           300,000
                                                                  ------------
                                                                       627,000

Consumer Goods (0.9%)
-------------------------------------------------------------------------------
       125,000 Armkel, LLC/Armkel Finance sr. sub.
               notes 9 1/2s, 2009                                      139,688
        20,000 Elizabeth Arden, Inc. sec. notes
               Ser. B, 11 3/4s, 2011                                    22,000
        70,000 French Fragrances, Inc. company
               guaranty Ser. D, 10 3/8s, 2007                           70,000
        30,000 French Fragrances, Inc. sr. notes
               Ser. B, 10 3/8s, 2007                                    30,675
       115,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                   119,600
        70,000 Polaroid Corp. sr. notes 11 1/2s,
               2006 (In default) (NON)                                   4,900
       130,000 Remington Arms Co., Inc. 144A
               company guaranty 10 1/2s, 2011                          130,325
        70,000 Revlon Consumer Products sr. notes
               9s, 2006                                                 42,700
        65,000 Revlon Consumer Products sr. notes
               8 1/8s, 2006                                             39,650
                                                                  ------------
                                                                       599,538

Consumer Services (0.4%)
-------------------------------------------------------------------------------
        70,000 Brand Services, Inc. company
               guaranty 12s, 2012                                       77,000
        50,000 United Rentals (North America), Inc.
               company guaranty Ser. B,  10 3/4s,
               2008                                                     53,250
       125,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                   118,125
                                                                  ------------
                                                                       248,375

Distribution (0.1%)
-------------------------------------------------------------------------------
       120,000 Fleming Cos., Inc. company guaranty
               10 1/8s, 2008 (In default) (NON)                         19,200
        90,000 Fleming Cos., Inc. sr. notes 9 1/4s,
               2010 (In default) (NON)                                  15,750
                                                                  ------------
                                                                        34,950

Energy (6.3%)
-------------------------------------------------------------------------------
       120,000 Belden & Blake Corp. company
               guaranty Ser. B, 9 7/8s, 2007                           112,800
        60,000 Bluewater Finance, Ltd. 144A sr.
               notes 10 1/4s, 2012                                      60,600
       110,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                            117,975
        75,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                        82,875
        25,000 Chesapeake Energy Corp. sr. notes
               Ser. B, 8 1/2s, 2012                                     26,188
       235,000 Chesapeake Energy Corp. 144A sr.
               notes 7 1/2s, 2013                                      244,400
         5,000 Compton Petro Corp. sr. notes 9.9s,
               2009 (Canada)                                             5,400
       170,000 Comstock Resources, Inc. company
               guaranty 11 1/4s, 2007                                  182,750
       140,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                            141,400
        20,000 El Paso Energy Partners LP company
               guaranty Ser. B, 8 1/2s, 2011                            21,300
        70,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                    74,200
       125,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                            128,125
        50,000 Forest Oil Corp. sr. notes 8s, 2011                      52,875
        55,000 Forest Oil Corp. sr. notes 8s, 2008                      58,025
       140,000 Gazprom OAO 144A notes 9 5/8s, 2013
               (Russia)                                                156,660
        50,000 Hornbeck Offshore Services, Inc. sr.
               notes 10 5/8s, 2008                                      54,250
        50,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                             50,688
        15,000 Leviathan Gas Corp. company guaranty
               Ser. B, 10 3/8s, 2009                                    16,125
       130,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                            143,000
       100,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                   104,500
        30,000 Pemex Project Funding Master Trust
               144A bonds 8 5/8s, 2022                                  35,100
        65,000 Pemex Project Funding Master Trust
               144A notes 7 3/8s, 2014                                  71,825
       270,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                           332,422
        20,000 Pioneer Natural Resources Co.
               company guaranty 7.2s, 2028                              21,600
        70,000 Plains All American Pipeline
               LP/Plains All American Finance Corp.
               company guaranty 7 3/4s, 2012                            76,300
       100,000 Plains Exploration & Production Co.
               company guaranty Ser. B,  8 3/4s,
               2012                                                    106,500
        80,000 Plains Exploration & Production Co.
               144A sr. sub. notes 8 3/4s, 2012                         85,200
       110,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                    121,000
        10,000 Pride International, Inc. sr. notes
               10s, 2009                                                10,925
       125,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                      129,375
       135,000 Star Gas Partners LP/Star Gas
               Finance Co. 144A sr. notes 10 1/4s,
               2013                                                    138,375
        50,000 Stone Energy Corp. company guaranty
               8 3/4s, 2007                                             52,000
        80,000 Stone Energy Corp. sr. sub. notes
               8 1/4s, 2011                                             84,000
        60,000 Swift Energy Co. sr. sub. notes
               10 1/4s, 2009                                            63,600
        95,000 Swift Energy Co. sr. sub. notes
               9 3/8s, 2012                                             99,275
        60,000 Tesoro Petroleum Corp. 144A sr.
               disc. notes 8s, 2008                                     60,000
       130,000 Trico Marine Services, Inc. company
               guaranty 8 7/8s, 2012                                   114,400
        25,000 Universal Compression, Inc. 144A sr.
               notes 7 1/4s, 2010                                       25,281
        45,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                             48,600
       160,000 Vintage Petroleum, Inc. sr. sub.
               notes 9 3/4s, 2009                                      170,800
        25,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                       25,938
       155,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                   168,175
        65,000 Westport Resources Corp. 144A
               company guaranty 8 1/4s, 2011                            70,525
        25,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                     27,625
        40,000 XTO Energy, Inc. 144A sr. notes
               6 1/4s, 2013                                             41,700
                                                                  ------------
                                                                     4,014,677

Entertainment (1.8%)
-------------------------------------------------------------------------------
        80,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                       83,400
       160,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2009                                      163,200
       150,000 Cinemark USA, Inc. sr. sub. notes
               Ser. B, 8 1/2s, 2008                                    153,750
        80,000 Cinemark USA, Inc. 144A sr. sub.
               notes 9s, 2013                                           86,000
        35,000 Cinemark USA, Inc. 144A sr. sub.
               notes 9s, 2013                                           37,625
       120,000 Premier Parks, Inc. sr. notes 10s,
               2007                                                    120,300
        75,000 Regal Cinemas, Inc. company guaranty
               Ser. B, 9 3/8s, 2012                                     81,188
       100,000 Silver Cinemas, Inc. sr. sub. notes
               10 1/2s, 2005 (In default) (NON)                             10
       460,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                    438,725
                                                                  ------------
                                                                     1,164,198

Financial (2.3%)
-------------------------------------------------------------------------------
       180,000 Advanta Corp. 144A company guaranty
               Ser. B, 8.99s, 2026                                      92,700
        70,000 Chevy Chase Savings Bank, Inc. sub.
               debs. 9 1/4s, 2005                                       70,175
        20,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                   20,300
       145,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                  155,571
       404,000 Finova Group, Inc. notes 7 1/2s,
               2009                                                    164,630
        54,000 Imperial Credit Industries, Inc.
               sec. notes 12s, 2005 (In default)
               (NON)                                                       135
        90,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         96,750
        80,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                                 82,600
        61,000 Nationwide Credit, Inc. sr. notes
               Ser. A, 10 1/4s, 2008 (In default)
               (NON)                                                       305
       160,000 Peoples Bank - Bridgeport sub. notes
               9 7/8s, 2010  (acquired 1/12/01,
               cost $166,509) (RES)                                    195,324
       220,000 Resource America, Inc. 144A sr.
               notes 12s, 2004                                         220,000
       140,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                           168,700
        85,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                          85,000
       100,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                            106,000
                                                                  ------------
                                                                     1,458,190

Food (1.2%)
-------------------------------------------------------------------------------
        59,803 Archibald Candy Corp. company
               guaranty 10s, 2007 (PIK)                                 35,882
       160,000 Aurora Foods, Inc. 144A sr. sub.
               notes Ser. D, 9 7/8s, 2007                               67,200
        35,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                     36,313
        40,000 Del Monte Corp. company guaranty
               Ser. B, 9 1/4s, 2011                                     43,500
       100,000 Del Monte Corp. 144A sr. sub. notes
               8 5/8s, 2012                                            106,125
        35,000 Dole Food Co. sr. notes 7 1/4s, 2009                     36,925
        45,000 Dole Food Co. 144A sr. notes 8 7/8s,
               2011                                                     47,700
       130,000 Eagle Family Foods company guaranty
               Ser. B, 8 3/4s, 2008                                     87,100
       195,000 Land O'Lakes, Inc. sr. notes 8 3/4s,
               2011                                                    146,250
       110,000 Premier International Foods PLC sr.
               notes 12s, 2009 (United Kingdom)                        121,000
       245,000 Vlasic Foods International, Inc. sr.
               sub. notes Ser. B, 10 1/4s, 2009
               (In default) (NON)                                       49,000
                                                                  ------------
                                                                       776,995

Gaming & Lottery (5.6%)
-------------------------------------------------------------------------------
        80,000 Aladdin Gaming Holdings, LLC sr.
               disc. notes Ser. B, 13 1/2s, 2010
               (In default) (NON)                                          400
       110,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                  122,100
       155,000 Argosy Gaming Co. company guaranty
               10 3/4s, 2009                                           168,950
        20,000 Argosy Gaming Co. sr. sub. notes 9s,
               2011                                                     21,350
       120,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                            128,400
        70,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                  75,250
       115,000 Herbst Gaming, Inc. sec. notes
               Ser. B, 10 3/4s, 2008                                   125,350
        40,000 Herbst Gaming, Inc. 144A sec. sr.
               notes 10 3/4s, 2008                                      43,600
       140,000 Hollywood Park, Inc. company
               guaranty Ser. B, 9 1/4s, 2007                           133,350
       180,000 Horseshoe Gaming Holdings company
               guaranty 8 5/8s, 2009                                   189,900
       155,000 International Game Technology sr.
               notes 8 3/8s, 2009                                      186,388
       165,000 Majestic Investor Holdings/Capital
               Corp. company guaranty  11.653s,
               2007                                                    163,350
        10,000 MGM Mirage, Inc. coll. sr. notes
               6 7/8s, 2008                                             10,575
       230,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                            263,925
        15,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                             16,538
        60,000 Mirage Resorts, Inc. notes 6 3/4s,
               2008                                                     63,300
        20,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                       21,350
       130,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/4s, 2009                                 137,150
        40,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8 3/8s, 2011                                  42,500
       130,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                     137,150
       175,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                      187,250
        95,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                 103,075
        20,000 Park Place Entertainment Corp. sr.
               sub. notes 8 1/8s, 2011                                  21,150
        65,000 Park Place Entertainment Corp. 144A
               sr. notes 7s, 2013                                       66,950
        80,000 Penn National Gaming, Inc. company
               guaranty Ser. B, 11 1/8s, 2008                           88,000
       205,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                      215,250
        40,000 Pinnacle Entertainment, Inc. sr.
               sub. notes Ser. B, 9 1/2s, 2007                          38,300
        55,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                            49,913
        80,000 Riviera Holdings Corp. company
               guaranty 11s, 2010                                       75,600
       140,000 Station Casinos, Inc. sr. notes
               8 3/8s, 2008                                            149,800
        70,000 Trump Atlantic City Associates
               company guaranty 11 1/4s, 2006                           53,550
       260,000 Trump Casino Holdings, LLC 144A
               mtge. 11 5/8s, 2010                                     239,200
       175,000 Venetian Casino Resort, LLC company
               guaranty 11s, 2010                                      191,406
        15,000 Wheeling Island Gaming, Inc. company
               guaranty 10 1/8s, 2009                                   15,150
                                                                  ------------
                                                                     3,545,470

Health Care (6.6%)
-------------------------------------------------------------------------------
        80,000 ALARIS Medical Systems, Inc. company
               guaranty 9 3/4s, 2006                                    82,800
       140,000 ALARIS Medical Systems, Inc. sec.
               notes Ser. B, 11 5/8s, 2006                             168,000
        10,000 ALARIS Medical, Inc. sr. disc. notes
               stepped-coupon zero %  (11 1/8s,
               8/1/03), 2008 (STP)                                      10,450
       303,400 Alderwoods Group, Inc. company
               guaranty 12 1/4s, 2009                                  315,536
         2,400 Alderwoods Group, Inc. company
               guaranty 11s, 2007                                        2,430
       131,000 Alliance Imaging, Inc. sr. sub.
               notes 10 3/8s, 2011                                     129,690
        80,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                    86,400
       100,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                            109,750
        70,000 Bio-Rad Labs Corp. sr. sub. notes
               11 5/8s, 2007                                            77,000
       150,000 Biovail Corp. sr. sub. notes 7 7/8s,
               2010 (Canada)                                           158,250
       177,000 Conmed Corp. company guaranty 9s,
               2008                                                    184,523
        35,000 Dade Behring, Inc. company guaranty
               11.91s, 2010                                             39,375
        90,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                            90,900
       105,000 Hanger Orthopedic Group, Inc.
               company guaranty 10 3/8s, 2009                          112,350
        10,000 Hanger Orthopedic Group, Inc. sr.
               sub. notes 11 1/4s, 2009                                 10,750
        50,000 HCA, Inc. debs. 7.19s, 2015                              54,475
       200,000 HCA, Inc. notes 8 3/4s, 2010                            240,690
        60,000 HCA, Inc. notes 8.36s, 2024                              68,352
        70,000 HCA, Inc. notes 7.69s, 2025                              75,299
        10,000 HCA, Inc. notes 7s, 2007                                 10,851
       205,000 Healthsouth Corp. notes 7 5/8s, 2012
               (In default) (NON)                                      136,325
       105,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008 (In default) (NON)                                  70,875
        45,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011 (In default) (NON)                                  29,925
        45,000 Healthsouth Corp. sr. sub. notes
               10 3/4s, 2008 (In default) (NON)                         16,650
        75,000 IASIS Healthcare Corp. company
               guaranty 13s, 2009                                       83,625
        35,000 IASIS Healthcare Corp. 144A sr. sub.
               notes 8 1/2s, 2009                                       35,044
       180,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007
               (In default) (NON)                                        3,825
       110,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008  (In
               default) (NON)                                            2,475
       130,000 Kinetic Concepts, Inc. company
               guaranty Ser. B, 9 5/8s, 2007                           133,900
       250,000 Magellan Health Services, Inc. sr.
               sub. notes 9s, 2008 (In default)
               (NON)                                                    87,500
        55,000 Magellan Health Services, Inc. 144A
               sr. notes 9 3/8s, 2007 (In default)
               (NON)                                                    53,075
       180,000 Mediq, Inc. debs. stepped-coupon
               zero % (13s, 6/1/03), 2009  (In
               default) (NON) (STP)                                         18
       130,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                   126,750
EUR     65,000 NYCO Holdings 144A sr. notes
               11 1/2s, 2013 (Denmark)                                  76,708
       $90,000 Omnicare, Inc. company guaranty
               Ser. B, 8 1/8s, 2011                                     97,200
       205,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                          225,500
        95,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                       95,000
        40,000 Service Corp. International debs.
               7 7/8s, 2013                                             40,000
        20,000 Service Corp. International notes
               7.7s, 2009                                               20,200
        15,000 Service Corp. International notes
               7.2s, 2006                                               15,150
         5,000 Service Corp. International notes
               6 7/8s, 2007                                              4,975
        20,000 Service Corp. International notes
               6 1/2s, 2008                                             19,600
       185,000 Service Corp. International notes
               6s, 2005                                                185,925
        50,000 Service Corp. International notes
               Ser. (a), 7.7s, 2009                                     50,500
       130,000 Stewart Enterprises, Inc. notes
               10 3/4s, 2008                                           144,950
       140,000 Triad Hospitals Holdings company
               guaranty Ser. B, 11s, 2009                              156,100
       160,000 Triad Hospitals, Inc. company
               guaranty Ser. B, 8 3/4s, 2009                           173,600
        55,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012                                59,675
                                                                  ------------
                                                                     4,172,941

Homebuilding (1.9%)
-------------------------------------------------------------------------------
        80,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                    87,400
        50,000 D.R. Horton, Inc. company guaranty
               8 1/2s, 2012                                             54,750
       120,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                    129,600
        30,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     30,300
        30,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                           34,800
        55,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                            58,300
        80,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8s, 2012                                84,800
        35,000 K. Hovnanian Enterprises, Inc. 144A
               sr. sub. notes 7 3/4s, 2013                              35,613
       145,000 KB Home sr. sub. notes 9 1/2s, 2011                     159,500
        10,000 KB Home sr. sub. notes 7 3/4s, 2010                      10,550
       135,000 Ryland Group, Inc. sr. notes 9 3/4s,
               2010                                                    153,900
        95,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                           106,400
         5,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                    5,225
        25,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                        26,000
        15,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 10 3/8s, 2012                                 15,675
       100,000 Toll Corp. company guaranty 8 1/8s,
               2009                                                    105,500
        30,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                   32,475
        90,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                    92,925
                                                                  ------------
                                                                     1,223,713

Household Furniture and Appliances (0.5%)
-------------------------------------------------------------------------------
       130,000 Sealy Mattress Co. company guaranty
               Ser. B, zero %, 2002                                    126,750
       170,000 Sealy Mattress Co. sr. sub. notes
               Ser. B, 9 7/8s, 2007                                    162,350
                                                                  ------------
                                                                       289,100

Lodging/Tourism (2.6%)
-------------------------------------------------------------------------------
       220,000 FelCor Lodging LP company guaranty
               9 1/2s, 2008 (R)                                        220,000
       155,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                    166,238
        55,000 HMH Properties, Inc. company
               guaranty Ser. A, 7 7/8s, 2005 (R)                        56,100
       545,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                       543,638
        55,000 HMH Properties, Inc. sr. notes
               Ser. C, 8.45s, 2008                                      56,375
        60,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                                 63,300
        50,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                         50,875
       105,000 ITT Corp. notes 6 3/4s, 2005                            108,544
       190,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels  Finance Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                          193,800
        90,000 RFS Partnership LP company guaranty
               9 3/4s, 2012                                             91,125
        10,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                      10,600
        80,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                      83,800
                                                                  ------------
                                                                     1,644,395

Media (0.2%)
-------------------------------------------------------------------------------
        85,000 Capital Records Inc. 144A company
               guaranty 8 3/8s, 2009                                    82,864
GBP     20,000 EMI Group PLC company guaranty
               9 3/4s, 2008 (United Kingdom)                            32,567
                                                                  ------------
                                                                       115,431

Publishing (4.4%)
-------------------------------------------------------------------------------
      $310,000 Affinity Group Holdings sr. notes
               11s, 2007                                               313,875
        45,000 CanWest Media, Inc. 144A notes
               7 5/8s, 2013 (Canada)                                    47,250
        80,000 Garden State Newspapers, Inc. sr.
               sub. notes 8 5/8s, 2011                                  82,200
        50,000 Garden State Newspapers, Inc. sr.
               sub. notes Ser. B, 8 3/4s, 2009                          51,000
        80,000 Hollinger International Publishing,
               Inc. sr. notes 9s, 2010                                  83,800
       258,356 Hollinger Participation Trust 144A
               sr. notes 12 1/8s, 2010 (Canada)
               (PIK)                                                   273,857
        90,000 Key3media Group, Inc. company
               guaranty 11 1/4s, 2011 (In default)
               (NON)                                                       675
        95,000 Mail-Well I Corp. company guaranty
               9 5/8s, 2012                                             96,900
       520,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                            543,400
        80,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             79,000
       135,000 PRIMEDIA, Inc. 144A sr. notes 8s,
               2013                                                    135,338
        60,000 Quebecor Media, Inc. sr. disc. notes
               stepped-coupon zero %  (13 3/4s,
               7/15/06), 2011 (Canada) (STP)                            47,700
       130,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                  144,300
       130,000 RH Donnelley Finance Corp. I 144A
               sr. notes 8 7/8s, 2010                                  141,700
       145,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                            164,213
       155,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                   149,963
       190,000 Vertis, Inc. 144A sec. notes 9 3/4s,
               2009                                                    190,950
       110,000 Von Hoffman Press, Inc. company
               guaranty 10 1/4s, 2009                                  114,400
       110,614 Von Hoffman Press, Inc. debs. 13s,
               2009 (PIK)                                               99,553
                                                                  ------------
                                                                     2,760,074

Restaurants (0.8%)
-------------------------------------------------------------------------------
        40,000 Domino's, Inc. company guaranty
               Ser. B, 10 3/8s, 2009                                    43,850
       100,000 Sbarro, Inc. company guaranty 11s,
               2009                                                     96,750
        90,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                    103,050
        50,000 Yum! Brands, Inc. sr. notes 8 1/2s,
               2006                                                     55,000
       160,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                    175,600
                                                                  ------------
                                                                       474,250
Retail (2.6%)
-------------------------------------------------------------------------------
       100,000 Asbury Automotive Group, Inc.
               company guaranty 9s, 2012                                94,000
       160,000 Autonation, Inc. company guaranty
               9s, 2008                                                174,400
        65,000 Gap, Inc. (The) notes 6.9s, 2007                         69,875
        65,000 Hollywood Entertainment Corp. sr.
               sub. notes 9 5/8s, 2011                                  69,225
       140,000 J. Crew Operating Corp. 144A sr.
               sub. notes 10 3/8s, 2007                                131,600
       185,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                    178,525
        15,000 JC Penney Co., Inc. debs. 7.65s,
               2016                                                     14,250
        35,000 JC Penney Co., Inc. notes 9s, 2012                       37,450
         5,000 JC Penney Co., Inc. notes 8s, 2010                        5,113
        60,000 JC Penney Co., Inc. notes Ser. MTNA,
               7.05s, 2005                                              61,800
        60,000 NBTY, Inc. sr. sub. notes Ser. B,
               8 5/8s, 2007                                             61,650
        40,000 Rite Aid Corp. debs. 6 7/8s, 2013                        33,700
       100,000 Rite Aid Corp. 144A notes 9 1/2s,
               2011                                                    106,000
       105,000 Rite Aid Corp. 144A sr. notes
               9 1/4s, 2013                                            100,800
        40,000 Rite Aid Corp. 144A sr. sec. notes
               8 1/8s, 2010                                             40,800
       280,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                    298,200
       125,000 Southland Corp. debs. Ser. A,
               4 1/2s, 2004                                            123,750
        70,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                    72,100
                                                                  ------------
                                                                     1,673,238

Technology (2.9%)
-------------------------------------------------------------------------------
       115,000 AMI Semiconductor, Inc. 144A sr.
               sub. notes 10 3/4s, 2013                                127,650
       110,000 Amkor Technologies, Inc. sr. notes
               9 1/4s, 2006                                            115,170
        10,000 Amkor Technologies, Inc. 144A sr.
               notes 7 3/4s, 2013                                        9,900
        40,000 Fairchild Semiconductor
               International, Inc. company guaranty
               10 3/8s, 2007                                            42,150
       115,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                            125,638
       200,000 Iron Mountain, Inc. company guaranty
               8 1/8s, 2008 (Canada)                                   206,500
        10,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                              6,975
       360,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                             252,000
       140,000 Lucent Technologies, Inc. notes
               7 1/4s, 2006                                            133,350
        10,000 Lucent Technologies, Inc. notes
               5 1/2s, 2008                                              8,600
       175,000 Nortel Networks Corp. notes 6 1/8s,
               2006 (Canada)                                           169,750
        95,000 ON Semiconductor Corp. company
               guaranty 13s, 2008                                       92,150
       135,000 SCG Holding & Semiconductor Corp.
               company guaranty 12s, 2009                              110,025
       110,000 Seagate Technology Hdd Holdings
               company guaranty 8s, 2009  (Cayman
               Islands)                                                117,700
        64,685 Telex Communications Group, Inc. sr.
               sub. notes Ser. A, zero %, 2006                          35,577
        90,000 Titan Corp. (The) 144A sr. sub.
               notes 8s, 2011                                           91,800
        35,000 Xerox Cap Europe PLC company
               guaranty 5 7/8s, 2004  (United
               Kingdom)                                                 34,869
       140,000 Xerox Corp. 144A sr. notes 9 3/4s,
               2009                                                    152,950
        10,000 Xerox Credit Corp. sr. notes 6.1s,
               2003                                                     10,025
                                                                  ------------
                                                                     1,842,779

Textiles (0.7%)
-------------------------------------------------------------------------------
       100,000 Galey & Lord, Inc. company guaranty
               9 1/8s, 2008 (In default) (NON)                           1,750
       185,000 Levi Strauss & Co. 144A sr. notes
               12 1/4s, 2012                                           153,550
        95,000 Russell Corp. company guaranty
               9 1/4s, 2010                                            103,550
        40,000 Tommy Hilfiger USA, Inc. company
               guaranty 6 1/2s, 2003                                    40,000
       105,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                    118,650
                                                                  ------------
                                                                       417,500

Tire & Rubber (0.1%)
-------------------------------------------------------------------------------
       100,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                       72,000

Transportation (2.3%)
-------------------------------------------------------------------------------
        10,000 Air Canada Corp. sr. notes 10 1/4s,
               2011 (Canada)                                             3,900
       221,742 Air2 US 144A sinking fund Ser. D,
               12.266s, 2020 (In default) (NON)                         19,957
        85,000 Allied Holdings, Inc. company
               guaranty Ser. B, 8 5/8s, 2007                            65,450
        65,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1, 6.817s, 2011                     50,050
        45,000 American Airlines, Inc. pass-through
               certificates Ser. 99-1, 7.024s, 2009                     39,825
        39,010 American Airlines, Inc. pass-through
               certificates Ser. 99-1, 6.855s, 2009                     34,719
       170,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                           134,300
        60,000 Continental Airlines, Inc.
               pass-through certificates Ser. D,
               7.568s, 2006                                             36,000
        70,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 00-1, 7.779s, 2005                     55,189
        46,095 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1, 7.779s, 2012                     35,493
       155,000 Evergreen International Aviation,
               Inc. 144A sec. notes 12s, 2010                          152,675
       200,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                           219,000
        30,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                            30,300
       185,000 Navistar International Corp. company
               guaranty Ser. B, 9 3/8s, 2006                           192,400
        25,000 Navistar International Corp. sr.
               notes Ser. B, 8s, 2008                                   23,563
        10,000 Northwest Airlines, Inc. company
               guaranty 8.52s, 2004                                      9,150
       120,000 Northwest Airlines, Inc. company
               guaranty 7 5/8s, 2005                                    96,600
       100,000 Northwest Airlines, Inc. sr. notes
               9 7/8s, 2007                                             76,000
        68,954 NWA Trust sr. notes Ser. A, 9 1/4s,
               2012                                                     68,264
        40,000 Travel Centers of America, Inc.
               company guaranty 12 3/4s, 2009                           44,400
       110,000 US Air, Inc. pass-through
               certificates Ser. 93-A3, 10 3/8s,
               2013  (In default) (NON)                                 44,000
                                                                  ------------
                                                                     1,431,235

Utilities & Power (6.5%)
-------------------------------------------------------------------------------
        13,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     11,830
         4,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                      3,720
        30,000 AES Corp. (The) 144A sec. notes 10s,
               2005                                                     31,050
       130,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                    131,300
       125,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                            125,625
       170,000 Allegheny Energy Supply 144A bonds
               8 1/4s, 2012                                            143,650
        65,000 Allegheny Energy, Inc. notes 7 3/4s,
               2005                                                     63,213
        70,000 Avon Energy Partners Holdings 144A
               notes 7.05s, 2007  (United Kingdom)                      60,200
         5,000 Avon Energy Partners Holdings 144A
               notes 6.46s, 2008  (United Kingdom)                       4,300
        20,000 Calpine Canada Energy Finance
               company guaranty 8 1/2s, 2008
               (Canada)                                                 14,000
        90,000 Calpine Corp. sr. notes 10 1/2s,
               2006                                                     72,675
        10,000 Calpine Corp. sr. notes 8 3/4s, 2007                      7,000
       220,000 Calpine Corp. sr. notes 8 5/8s, 2010                    149,050
       280,000 Calpine Corp. sr. notes 8 1/2s, 2011                    190,400
        60,000 Calpine Corp. sr. notes 7 7/8s, 2008                     39,750
        65,000 Calpine Corp. sr. notes 7 5/8s, 2006                     48,100
        50,000 CenterPoint Energy Resources Corp.
               debs. 6 1/2s, 2008                                       54,412
        25,000 CenterPoint Energy Resources Corp.
               144A notes 7 7/8s, 2013                                  29,250
        45,000 CMS Energy Corp. bank term loan FRN
               Ser. A, 7 1/2s, 2004  (acquired
               4/21/03, cost $44,563) (RES)                             45,225
        15,000 CMS Energy Corp. bank term loan FRN
               Ser. B, 7 1/2s, 2004  (acquired
               4/21/03, cost $14,888) (RES)                             14,981
        25,000 CMS Energy Corp. bank term loan FRN
               Ser. C, 9s, 2004  (acquired 4/21/03,
               cost $24,688) (RES)                                      25,000
       130,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                    129,350
        60,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                     58,350
        40,000 CMS Panhandle Holding Corp. sr.
               notes 6 1/2s, 2009                                       41,600
       140,000 Dynegy Holdings, Inc. company
               guaranty 6 3/4s, 2005                                   127,400
        55,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                             44,000
        60,000 Edison Mission Energy sr. notes 10s,
               2008                                                     53,400
        60,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             51,900
        25,000 El Paso CGP Co. debs. 6 1/2s, 2008                       21,031
        35,000 El Paso CGP Co. notes 6 3/8s, 2009                       28,744
        20,000 El Paso Corp. sr. notes 7 3/8s, 2012                     16,600
       155,000 El Paso Production Holding Co. 144A
               sr. notes 7 3/4s, 2013                                  154,613
       115,000 Gemstone Investor, Ltd. 144A company
               guaranty 7.71s, 2004                                    112,125
        70,000 Midland Funding II Corp. debs.
               Ser. A, 11 3/4s, 2005                                    75,425
       140,000 Mirant Americas Generation, Inc. sr.
               notes 7.2s, 2008                                         87,850
        45,000 Mirant Corp. 144A sr. notes 7.9s,
               2009                                                     24,300
        60,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                      39,600
        50,000 Northwest Pipeline Corp. 144A sr.
               notes 8 1/8s, 2010                                       54,000
       135,000 Northwestern Corp. notes 8 3/4s,
               2012                                                    106,650
        70,000 Pacific Gas & Electric Co. 144A sr.
               notes 7 3/8s, 2005 (In default)
               (NON)                                                    71,575
        25,000 PG&E Gas Transmission Northwest sr.
               notes 7.1s, 2005                                         24,750
       105,000 PSEG Energy Holdings, Inc. 144A
               notes 7 3/4s, 2007                                      111,563
        85,000 SEMCO Energy, Inc. 144A sr. notes
               7 3/4s, 2013                                             90,100
         5,000 Sierra Pacific Power Co. general
               ref. mtge. Ser. A, 8s, 2008                               5,144
        30,000 Sierra Pacific Power Co.
               collateralized Ser. MTNC, 6.82s,
               2006                                                     29,213
       120,000 Sierra Pacific Resources notes
               8 3/4s, 2005                                            120,150
        20,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             20,000
       160,000 Southern California Edison Co. 144A
               1st mtge. 8s, 2007                                      173,600
        55,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                     62,563
        30,000 Teco Energy, Inc. notes 7.2s, 2011                       29,775
        75,000 Teco Energy, Inc. notes 7s, 2012                         73,500
        85,000 Tiverton/Rumford Power Associates,
               LP 144A pass-through certificates
               9s, 2018                                                 70,550
       105,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                            115,500
       100,000 Williams Cos., Inc. (The) FRN
               Ser. A, 6 3/4s, 2006                                     97,000
       130,000 Williams Cos., Inc. (The) notes
               9 1/4s, 2004                                            132,600
       125,000 Williams Cos., Inc. (The) notes
               6 1/2s, 2006                                            118,750
        65,000 Williams Holdings Of Delaware notes
               6 1/2s, 2008                                             59,800
       306,523 York Power Funding 144A notes 12s,
               2007 (Cayman Islands)  (In default)
               (NON)                                                   229,892
                                                                  ------------
                                                                     4,127,694
                                                                  ------------
               Total Corporate bonds and notes
               (cost $58,430,177)                                  $55,631,030

Preferred stocks (3.4%) (a)
Number of shares                                                         Value
-------------------------------------------------------------------------------
         4,237 Chevy Chase Capital Corp. Ser. A,
               $5.188 pfd.                                            $237,272
            30 Crown Castle International Corp.
               12.75% pfd.                                              30,900
         5,279 CSC Holdings, Inc. Ser. M, $11.125
               cum. pfd.                                               550,336
        66,000 Diva Systems Corp. 144A Ser. D, zero % pfd.                 660
         8,200 Doane Pet Care Co. $7.125 pfd.                          328,000
             7 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                6,370
           175 Dobson Communications Corp. 12.25%
               pfd. (PIK)                                              159,223
            80 First Republic Capital Corp. 144A
               10.50% pfd.                                              84,000
            20 Granite Broadcasting Corp. 12.75%
               cum. pfd.                                                14,600
         2,814 Lodgian, Inc. Ser. A, $7.06 cum.
               pfd. (PIK)                                               51,862
            30 Metrocall Holdings, Inc. Ser. A,
               15.00% cum. pfd.                                            270
           635 Microcell Telecommunications, Inc.
               $1.35 (Canada)                                            5,087
            69 Nextel Communications, Inc. Ser. E,
               11.125% pfd. (PIK)                                       71,070
         7,394 North Atlantic Trading Co. 12.00%
               pfd. (PIK)                                              147,880
             1 NTL Europe, Inc. Ser. A, $5.00 cum. pfd.
               (PIK)                                                         3
            42 Paxson Communications Corp. 13.25%
               cum. pfd. (PIK)                                         399,000
           100 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                      8,850
           381 Rural Cellular Corp. 12.25% pfd.
               (PIK)                                                    72,390
                                                                  ------------
               Total Preferred stocks
               (cost $2,781,290)                                    $2,167,773

Common stocks (2.1%) (a)
Number of shares                                                         Value

Basic Materials (0.1%)
-------------------------------------------------------------------------------
        14,327 Pioneer Cos., Inc. (NON)                                $55,159
           839 Polymer Group, Inc. Class A (NON)                         7,249
            10 Sterling Chemicals, Inc. (NON)                              180
                                                                  ------------
                                                                        62,588

Broadcasting (--%)
-------------------------------------------------------------------------------
            31 Quorum Broadcast Holdings, Inc.
               Class E (acquired 5/15/01,
               cost $30,765) (RES) (NON)                                 6,074
           102 RCN Corp. (NON)                                             158
                                                                  ------------
                                                                         6,232

Communication Services (0.1%)
-------------------------------------------------------------------------------
           626 Birch Telecom, Inc. (NON)                                 2,166
         3,010 Covad Communications Group, Inc.
               (NON)                                                     3,206
           262 FLAG Telecom Group, Ltd. (Bermuda)
               (NON)                                                     9,039
         3,325 Globix Corp. (NON)                                       10,141
            35 Metrocall Holdings, Inc. (NON)                            2,275
             5 Microcell Telecommunications, Inc. Class A
               (Canada) (NON)                                               40
           632 Microcell Telecommunications, Inc. Class B
               (Canada) (NON)                                            5,292
             7 NTL Europe, Inc. (NON)                                        1
           434 Vast Solutions, Inc. Class B1 (NON)                         217
           434 Vast Solutions, Inc. Class B2 (NON)                         217
           434 Vast Solutions, Inc. Class B3 (NON)                         217
                                                                  ------------
                                                                        32,811

Consumer Cyclicals (0.3%)
-------------------------------------------------------------------------------
         8,269 Fitzgeralds Gaming Corp. (NON)                               83
         3,334 Lodgian, Inc. (NON)                                      11,369
        20,000 Loewen Group International, Inc.
               (NON)                                                         2
       160,000 Morrison Knudsen Corp. (NON)                             12,000
        61,158 Sirius Satellite Radio, Inc. (NON)                       97,853
        40,417 VS Holdings, Inc. (NON)                                  30,313
           346 Washington Group International, Inc.
               (NON)                                                     7,463
                                                                  ------------
                                                                       159,083

Consumer Staples (1.6%)
-------------------------------------------------------------------------------
           244 Premium Holdings (LP) 144A (NON)                          5,134
           576 PSF Group Holdings, Inc. 144A Class
               A (NON)                                               1,008,653
                                                                  ------------
                                                                     1,013,787

Electric Utilities (--%)
-------------------------------------------------------------------------------
         2,471 Jasper Energy 144A (NON)                                    154

Financial (--%)
-------------------------------------------------------------------------------
       180,000 AMRESCO Creditor Trust (NON) (R)                         16,020
       505,286 Contifinancial Corp. Liquidating
               Trust Units                                               5,052
             1 Imperial Credit Industries, Inc. (NON)                        1
                                                                  ------------
                                                                        21,073

Food (--%)
-------------------------------------------------------------------------------
           324 Archibald Candy Corp. (NON)                                 923
         4,427 Aurora Foods, Inc. (NON)                                  2,435
                                                                  ------------
                                                                         3,358

Health Care (--%)
-------------------------------------------------------------------------------
           384 Alderwoods Group, Inc. (NON)                              2,250
           453 Mariner Health Care, Inc. (NON)                           3,398
           313 Mediq, Inc. (NON)                                            31
           178 Sun Healthcare Group, Inc. (NON)                            178
                                                                  ------------
                                                                         5,857

Natural Gas (--%)
-------------------------------------------------------------------------------
           506 York Research Corp. 144A (NON)                               30

Technology (--%)
-------------------------------------------------------------------------------
            84 Comdisco Holding Co., Inc. (NON)                          8,673
                                                                  ------------
               Total Common stocks (cost $4,711,670)                $1,313,646

Asset-backed securities (1.5%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
      $855,000 HYDI Credit Linked Note (issued by
               JPMorgan) 8s, 2008                                     $869,963
        60,000 Verdi Synthetic CLO (collateralized
               loan obligation) 144A Ser. 1A,
               Class E2, 11.15s, 2010                                   60,000
                                                                  ------------
               Total Asset-backed securities (cost $940,493)          $929,963

Convertible bonds and notes (1.1%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
       $95,000 American Tower Corp. cv. notes 5s,
               2010                                                    $79,919
        35,000 Amkor Technology, Inc. cv. notes
               5 3/4s, 2006                                             31,106
        40,000 CenterPoint Energy, Inc. 144A cv.
               sr. notes 3 3/4s, 2023                                   45,200
       490,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes  stepped-coupon zero %
               (13s, 8/15/04) 2009 (Denmark) (In
               default) (NON) (STP)                                        490
        90,000 DaVita, Inc. cv. sub. notes 7s, 2009                     94,163
EUR     65,000 Koninklijke Ahold NV cv. sub. notes
               3s, 2003 (Netherlands)                                   32,866
       $45,000 Kulicke & Soffa Industries, Inc. cv.
               sub. notes 4 3/4s, 2006                                  35,550
         3,000 Millicom International Cellular SA
               144A cv. bonds zero %, 2006
               (Luxembourg) (PIK)                                        5,550
       380,000 Nextel Communications, Inc. cv. sr.
               notes 6s, 2011                                          397,100
                                                                  ------------
               Total Convertible bonds and notes
               (cost $1,084,895)                                      $721,944

Foreign government bonds and notes (1.0%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
      $100,000 Bulgaria (Republic of) 144A bonds
               8 1/4s, 2015                                           $118,750
        20,000 Colombia (Republic of) bonds
               11 3/4s, 2020                                            25,030
        15,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                            17,138
        20,000 Colombia (Republic of) bonds
               Ser. NOV, 9 3/4s, 2009                                   22,500
        30,000 Colombia (Republic of) notes
               10 3/4s, 2013                                            34,800
         5,000 Colombia (Republic of) unsub.
               9 3/4s, 2009                                              5,608
       115,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 5s  (6s,
               8/15/03), 2030 (STP)                                     73,600
        30,000 Philippines (Republic of) bonds 9s,
               2013                                                     32,175
       180,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                    176,220
       120,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                    141,900
                                                                  ------------
               Total Foreign government bonds and
               notes (cost $517,024)                                  $647,721

Units (0.4%) (a)
Number of units                                                          Value
-------------------------------------------------------------------------------
       550,000 Australis Media, Ltd. units 15 3/4s,
               2003 (Australia) (In default) (NON)
               (DEF)                                                       $55
       205,000 HMP Equity Holdings Corp. units zero
               %, 2008                                                  98,400
       450,000 XCL, Ltd. 144A units 13 1/2s, 2004
               (In default) (NON)                                      135,000
         2,950 XCL, Ltd. 144A units cum. cv. pfd.
               zero % (In default) (NON) (PIK)                           1,475
                                                                  ------------
               Total Units (cost $1,360,804)                          $234,930

Brady bonds (0.2%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
       $52,800 Peru (Republic of) bonds Ser. PDI,
               5s, 2017                                                $45,609
        30,000 Peru (Republic of) coll. FLIRB
               4 1/2s, 2017 (acquired various dates
               from 5/14/02 to 8/23/02, cost
               $19,969)(RES)                                            24,450
        60,000 Peru (Republic of) coll. FLIRB Ser.
               20YR, 4 1/2s, 2017                                       48,900
                                                                  ------------
               Total Brady bonds (cost $105,411)                      $118,959

Convertible preferred stocks (0.1%) (a)
Number of shares                                                         Value
-------------------------------------------------------------------------------
           332 Knology, Inc. 144A Ser. D, zero %
               cv. pfd.                                                   $299
         1,400 LTV Corp. 144A $4.125 cv. pfd. (In
               default) (NON)                                               14
         3,069 Telex Communications, Inc. zero %
               cv. pfd. (In default) (NON)                               3,069
           180 Weirton Steel Corp. Ser. C, zero %
               cv. pfd.                                                     45
         1,160 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                                 63,220
           580 XCL, Ltd. 144A Ser. A, 9.50% cum.
               cv. pfd. (In default) (NON) (PIK)                           290
                                                                  ------------
               Total Convertible preferred stocks
               (cost $190,534)                                         $66,937

Warrants (--%) (a) (NON)                             Expiration
Number of warrants                                   date                Value
-------------------------------------------------------------------------------
           170 American Tower Corp. Class A          8/1/08            $18,700
           150 Birch Telecommunications, Inc. 144A   6/15/08                 1
           250 Comunicacion Celular SA 144A
               (Colombia)                            11/15/03              250
           200 Dayton Superior Corp. 144A            6/15/09                50
         1,250 Diva Systems Corp. 144A               3/1/08                 13
             1 Doe Run Resources Corp. 144A          12/31/12                1
           200 Horizon PCS, Inc.                     10/1/10                 1
           180 Insilco Holding Co.                   8/15/08                 1
           200 iPCS, Inc. 144A                       7/15/10                50
            76 IWO Holdings, Inc.                    1/15/11                19
           106 Leap Wireless International, Inc.
               144A                                  4/15/10                 1
            50 MDP Acquisitions PLC 144A (Ireland)   10/1/13               125
           391 Microcell Telecommunications
               (Canada)                              5/1/08                399
           235 Microcell Telecommunications
               (Canada)                              5/1/05                 86
            70 Mikohn Gaming Corp. 144A              8/15/08                 1
             8 NTL, Inc.                             1/13/11                 9
            80 Pliant Corp. 144A                     6/1/10                 40
            84 Solutia, Inc. 144A                    7/15/09                97
           447 Sun Healthcare Group, Inc.            2/28/05                 1
           120 Travel Centers of America, Inc. 144A  5/1/09              1,200
           350 Ubiquitel, Inc. 144A                  4/15/10                 1
           260 Verado Holdings, Inc. 144A            4/15/08                 3
            10 Versatel Telecom NV (Netherlands)     5/15/08                 1
           214 Washington Group International, Inc.
               Ser. A                                1/25/06               428
           244 Washington Group International, Inc.
               Ser. B                                1/25/06               464
           131 Washington Group International, Inc.
               Ser. C                                1/25/06               223
           190 XM Satellite Radio Holdings, Inc.
               144A                                  3/15/10                 1
                                                                  ------------
               Total Warrants (cost $125,774)                          $22,166

Short-term investments (2.1%) (a)
Principal amount                                                         Value
-------------------------------------------------------------------------------
       $88,028 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.20% to 1.37%
               and due dates ranging from  June 2,
               2003 to July 25, 2003 (d)                               $87,997
     1,236,173 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.21% to 2.63%
               and due dates ranging from  June 2,
               2003 to July 28, 2003 (d)                             1,236,173
                                                                  ------------
               Total Short-term investments
               (cost $1,324,170)                                    $1,324,170
-------------------------------------------------------------------------------
               Total Investments (cost $71,572,242)                $63,179,239
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $63,417,723.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $636,080 or 1.0% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at May 31, 2003, which are subject to change based on the terms of the security.

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at May 31, 2003
(aggregate face value $20,797)

                              Market       Aggregate   Delivery     Unrealized
                              Value       Face Value     Date      Appreciation
-------------------------------------------------------------------------------
Euro                         $20,806        $20,797     6/18/03            $9

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at May 31, 2003
(aggregate face value $396,471)

                              Market       Aggregate   Delivery     Unrealized
                              Value       Face Value     Date      Depreciation
-------------------------------------------------------------------------------
British Pound                $29,949        $29,262     6/18/03         $(687)
Euro                         398,605        367,209     6/18/03       (31,396)
-------------------------------------------------------------------------------
                                                                     $(32,083)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
May 31, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $83,317 of
securities on loan (identified cost $71,572,242) (Note 1)         $63,179,239
-----------------------------------------------------------------------------
Cash                                                                   43,239
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           1,345,404
-----------------------------------------------------------------------------
Receivable for securities sold                                        340,244
-----------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                     9
-----------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)               1,023
-----------------------------------------------------------------------------
Total assets                                                       64,909,158
-----------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------
Distributions payable to shareholders                                 450,373
-----------------------------------------------------------------------------
Payable for securities purchased                                      740,065
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          116,717
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             25,191
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                          22,491
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              527
-----------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   32,083
 -----------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                  3,631
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                     87,997
-----------------------------------------------------------------------------
Other accrued expenses                                                 12,360
-----------------------------------------------------------------------------
Total liabilities                                                   1,491,435
-----------------------------------------------------------------------------
Net assets                                                        $63,417,723

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Note 1)                                         $105,237,159
-----------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (1,292,445)
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (32,112,055)
-----------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                  (8,414,936)
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $63,417,723

Computation of net asset value
-----------------------------------------------------------------------------
Net asset value per share ($63,417,723 divided by 7,507,107
shares)                                                                 $8.45
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended May 31, 2003

Investment income:
-----------------------------------------------------------------------------
Interest                                                           $5,912,074
-----------------------------------------------------------------------------
Dividends                                                             259,521
-----------------------------------------------------------------------------
Securities lending                                                         42
-----------------------------------------------------------------------------
Total investment income                                             6,171,637
-----------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      445,846
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        163,374
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      10,557
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        5,951
-----------------------------------------------------------------------------
Auditing                                                               36,323
-----------------------------------------------------------------------------
Other                                                                  63,253
-----------------------------------------------------------------------------
Total expenses                                                        725,304
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                             (2,012)
-----------------------------------------------------------------------------
Net expenses                                                          723,292
-----------------------------------------------------------------------------
Net investment income                                               5,448,345
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (6,398,864)
-----------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (7,914)
-----------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                (76,808)
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (21,933)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          6,473,911
-----------------------------------------------------------------------------
Net loss on investments                                               (31,608)
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $5,416,737
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended May 31
Decrease in net assets                                 2003              2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $5,448,345        $6,438,418
-------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                    (6,483,586)       (9,794,916)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        6,451,978         3,409,816
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        5,416,737            53,318

Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income                     (5,721,276)       (6,527,642)
-------------------------------------------------------------------------------
  From return of capital                           (103,566)         (911,084)
-------------------------------------------------------------------------------
Total decrease in net assets                       (408,105)       (7,385,408)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                63,825,828        71,211,236
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of
$1,292,445 and $1,179,808, respectively)        $63,417,723       $63,825,828
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                              7,507,107         7,507,107
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Per-share                                         Year ended May 31
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                  $8.50           $9.49          $10.91
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .73             .86            1.16
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               (.01)           (.86)          (1.41)
-------------------------------------------------------------------------------
Total from investment
operations                                .72              -- (d)        (.25)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.76)           (.87)          (1.17)
-------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --
-------------------------------------------------------------------------------
From return of capital                   (.01)           (.12)             --
-------------------------------------------------------------------------------
Total distributions                      (.77)           (.99)          (1.17)
-------------------------------------------------------------------------------
Net asset value, end of period          $8.45           $8.50           $9.49
-------------------------------------------------------------------------------
Market price, end of period             $9.02           $9.48          $10.80
-------------------------------------------------------------------------------
Total return at market price
(%)(b)                                   4.15           (2.91)          18.34
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $63,418         $63,826         $71,211
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.22            1.19            1.14
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                9.17            9.69           11.41
-------------------------------------------------------------------------------
Portfolio turnover (%)                  73.72           73.39           97.63
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

Per-share                                 Year ended May 31
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $12.30          $14.83
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                1.16            1.24
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.27)          (2.23)
-------------------------------------------------------------------------------
Total from investment
operations                               (.11)           (.99)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income              (1.21)          (1.38)
-------------------------------------------------------------------------------
From net realized gain
on investments                             --            (.16)
-------------------------------------------------------------------------------
From return of capital                   (.07)             --
-------------------------------------------------------------------------------
Total distributions                     (1.28)          (1.54)
-------------------------------------------------------------------------------
Net asset value, end of period         $10.91          $12.30
-------------------------------------------------------------------------------
Market price, end of period            $10.19          $13.50
-------------------------------------------------------------------------------
Total return at market price
(%)(b)                                 (15.61)          (2.30)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $81,898         $92,368
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.08            1.11
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                9.92            9.50
-------------------------------------------------------------------------------
Portfolio turnover (%)                  97.22           47.56
--------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.



Notes to financial statements
May 31, 2003

Note 1
Significant accounting policies

Putnam Managed High Yield Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income. The fund intends to achieve its objective by investing in high yielding income securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at market value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At May 31, 2003, the value of securities loaned amounted to $83,317. The fund received cash collateral of $87,997, which is pooled with collateral of other Putnam funds into 41 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2003, the fund had a capital loss carryover of approximately $30,180,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $2,584,000   May 31, 2007
     4,168,000   May 31, 2008
     3,778,000   May 31, 2009
     8,385,000   May 31, 2010
    11,265,000   May 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2004 $1,867,482 of losses recognized during the period November 1, 2002 to May 31, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2003, the fund reclassified $160,294 to decrease distributions in excess of net investment income and $45,465 to increase paid-in-capital, with an increase to accumulated net realized loss of $205,759.


The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                $3,651,168
Unrealized depreciation               (12,450,669)
                                     ------------
Net unrealized depreciation            (8,799,501)
Undistributed ordinary income                  --
Capital loss carryforward             (30,180,445)
Post October loss                      (1,867,482)
Cost for federal income
tax purposes                          $71,978,740

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of the average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2003, the fund's expenses were reduced by $2,012 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $534 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $42,549,000 and $41,597,805, respectively. There were no purchases and sales of U.S. government obligations.

Federal tax information
(Unaudited)

For the year-ended May 31, 2003, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 4.18% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended May 31, 2003, the fund hereby designates 1.33%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.

Officers

In addition to George Putnam, III and Lawrence J. Lasser, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Brett C. Browchuk (2/27/63)
Vice President
Since 1994

Managing Director, Putnam Investments and Putnam Management

Charles E. Haldeman Jr. (10/29/48)
Vice President
Since 2002

Senior Managing Director, Putnam Investments and Putnam
Management. Prior to October 2002, Chief Executive Officer,
Lincoln National Investment Companies; prior to January
2000, President and Chief Operating Officer, United Asset
Management.

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Richard A. Monaghan (8/25/54)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam
Retail Management. Prior to November 1998, Managing
Director, Merrill Lynch

Stephen M. Oristaglio (8/21/55)
Vice President
Since 1998

Senior Managing Director, Putnam Investments and Putnam
Management. Prior to July 1998, Managing Director, Swiss
Bank Corp.

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

Jerome J. Jacobs (8/20/58)
Vice President
Since 1996

Managing Director of Putnam Management

Kevin Cronin (6/13/61)
Vice President
Since 2001

Managing Director of Putnam Management

Stephen Peacher (6/15/64)
Vice President
Since 2000

Managing Director of Putnam Management

The address of each Officer is One Post Office Square, Boston, MA 02109.



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Accountants
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Brett C. Browchuk
Vice President

Kevin Cronin
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Stephen C. Peacher
Vice President

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------


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88666  590  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy Voting Guidelines of the Putnam Funds
-------------------------------------------
The proxy voting guidelines below summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with a particular issue. The Funds' proxy voting service is instructed to vote all proxies relating to Fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the Funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and, although covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all Fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of Fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the Funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the Senior Vice President, Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the Funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors.
Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to foreign issuers.

I. Board-Approved Proposals
---------------------------
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and the Funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the Funds' proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the Funds' proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors
---------------------------------------------
The board of directors has the important role of overseeing management and its performance on behalf of shareholders. The Funds' proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* The Funds will withhold votes for the entire board of directors if

* The board does not have a majority of independent directors; or

* The board does not have nominating, audit and compensation committees composed solely of independent directors.

Commentary: While these requirements will likely become mandatory for most public companies in the near future as a result of pending NYSE and NASDAQ rule proposals, the Funds' Trustees believe that there is no excuse for public company boards that fail to implement these vital governance reforms at their next annual meeting. For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). As indicated below, the Funds will generally vote on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

* The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

Commentary: The Funds' Trustees believe that receipt of compensation for services other than service as a director raises significant independence issues. The Funds will withhold votes for any nominee for director who is considered an independent director by the company and who receives such compensation.

* The Funds will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

Commentary: The Funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

* The Funds will vote on a case-by-case basis in contested elections of directors.

* The Funds will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Commentary: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis.

The Funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The Funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

* The Funds will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary: The Funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The Funds may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

* The Funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The Funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

B. Executive Compensation
-------------------------
The Funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The Funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

* The Funds will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The Funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the Funds are otherwise withholding votes for the entire board of directors, the Funds will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The Funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, the Funds will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization
-----------------
Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the repurchase of outstanding stock or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs and market conditions that are unique to the circumstances of each company. As a result, the Funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the Funds are not otherwise withholding votes from the entire board of directors:

* The Funds will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* The Funds will vote for proposals to effect stock splits (excluding reverse stock splits.)

* The Funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The Funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization) or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may impact a shareholder's investment and warrant a case-by-case determination.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and
   Other Transactions
---------------------------------------------------------------
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the Funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The Funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, generally speaking, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially offshore jurisdictions.

E. Anti-Takeover Measures
-------------------------
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stock and creating a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the Funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The Funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The Funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The Funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the Funds will consider proposals to approve such matters on a case-by-case basis.

F. Other Business Matters
-------------------------
Many proxies involve approval of routine business matters, such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The Funds will vote for board-approved proposals approving such matters, except as follows:

* The Funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The Funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The Funds will vote on a case-by-case basis on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the Funds do not view such items as routine business matters. Putnam Management's investment professionals and the Funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items which they believe to be non-routine and warranting special consideration. Under these circumstances, the Funds will vote on a case-by-case basis.

II. Shareholder Proposals
-------------------------
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. The Funds will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The Funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The Funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The Funds will vote for shareholder proposals that are consistent with the Fund's proxy voting guidelines for board-approved proposals.

* The Funds will vote on a case-by-case basis on other shareholder proposals where the Funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the Funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular, their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the Funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the Funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the Funds will generally evaluate shareholder proposals on a case-by-case basis.

III. Voting Shares of Foreign Issuers
-------------------------------------
Many of the Funds invest on a global basis and, as a result, they may be required to vote shares held in foreign issuers - i.e., issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed a U.S. securities exchange or the NASDAQ stock market. Because foreign issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. The Funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, except as follows:

* The Funds will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* The Funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* The Funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The Funds will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Commentary: In many non-U.S. markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the Funds will vote proxies only with direction from Putnam Management's investment professionals.


As adopted March 14, 2003




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The Role of the Funds' Trustees
-------------------------------
The Trustees of the Putnam Funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues which need to be handled on a case-by-case basis. The Committee annually reviews and recommends for approval by the Trustees guidelines governing the Funds' proxy votes, including how the Funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the Funds' investment adviser, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the Funds.

The Role of the Proxy Voting Service
------------------------------------
The Funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear, (2) a particular proxy question is not covered by the guidelines, or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions which, while governed by a guideline, appear to involve unusual or controversial issues. The Funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The Role of the Proxy Coordinator
---------------------------------
Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the Funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

 Voting Procedures for Referral Items
-------------------------------------
As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration and the Chair of the Board Policy and Nominating Committee on how the Funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted, (2) the basis and rationale for such recommendation, and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the Funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee who, in turn, may decide to bring the particular proxy question to the Committee or the full board of Trustees for consideration.

Conflicts of Interest
---------------------
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003



Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003